UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 29, 2017
ACADIA REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-12002	23-2715194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

411 Theodore Fremd Avenue
Suite 300
Rye, New York 10580
(Address of principal executive offices) (Zip Code)
(914) 288-8100
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425 )
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Acadia Realty Trust (the "Company") is updating certain fourth quarter 2016 supplemental information contained in Exhibit 99.2 that was included as part of the Company's Form 8-K furnished by the Company on February 21, 2017.

Due to computational errors, the information contained in the following schedules was incorrect:

•
Schedule entitled "Core Portfolio — New and Renewal Rent Spreads" and in particular, within the sections related to "Renewal leases" and "Total new and renewal leases." Two leases were omitted from the three months ended September 30, 2016 columns, which in turn impacted amounts computed for the year ended December 31, 2016. A corrected schedule depicting the line items that changed is attached as Exhibit 99.1 and incorporated herein by reference.

•
Schedule entitled "Income Statements — Pro Rata Adjustments." Amounts were incorrectly reported within the "Other income (expense)" and "Promote income from funds, net" line items in the schedule. A corrected schedule depicting the line items that changed is attached as Exhibit 99.2 and incorporated herein by reference.

The information presented in the schedule referenced in Exhibit 99.1 with respect to "Total new and renewal leases" for the year ended December 31, 2016 was also included in the Company's Annual Report on Form 10-K, which was filed on February 24, 2017 and amended on February 27, 2017, (collectively, "the 2016 Form 10-K"), under the heading Item 7. "Management's Discussion and Analysis — Non-GAAP Measures — Rent Spreads on Core Portfolio New and Renewal Leases." See Item 8.01 below.

The information included in this Item 7.01, including the information included in Exhibits 99.1 and 99.2 attached hereto, is intended to be furnished solely pursuant to this Item 7.01, and is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference into any filing under the Securities Act of 1933, as amended ("Securities Act") or the Exchange Act, or otherwise subject to the liabilities of Sections 11 and 12 (a) (2) of the Securities Act.

Item 8.01.	Other Events.

Due to the same computational error referenced in the first bullet in Item 7.01 above, certain information contained in the following section of the 2016 Form 10-K was incorrect: “Item 7. Management's Discussion and Analysis — Non-GAAP Measures — Rent Spreads on Core Portfolio New and Renewal Leases." The corrected portion of Item 7, which does not affect any other information reported in the 2016 Form 10-K, is attached as Exhibit 99.3 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Core Portfolio New and Renewal Rent Spreads - Supplemental Report
99.2	Income Statements - Pro Rata Adjustments - Supplemental Report
99.3	Rent Spreads on Core Portfolio New and Renewal Leases - Form 10-K

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2017	ACADIA REALTY TRUST (Registrant) By: /s/ John Gottfried Name: John Gottfried Title: Sr. Vice President and Chief Financial Officer